Note 2 - Proposed Merger	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

2.            Proposed Merger

On June 4, 2015, the Company and Peoples Bancorp, Inc. of Bullitt County (“Peoples”) entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which Peoples will merge with and into the Company, with the Company as the surviving corporation. Subsequent to the merger, The Peoples Bank of Bullitt County, a wholly-owned subsidiary of Peoples, will merge with and into the Bank, with the Bank as the surviving bank.

The Agreement provides that shareholders of Peoples may elect to receive either 382.83 shares of Company common stock or $9,475 in cash for each share of Peoples common stock owned, subject to proration provisions specified in the Agreement that provide for a targeted aggregate mix of total consideration of 50% common stock and 50% cash. At the effective time of the merger, the exchange ratio and cash price per share may be adjusted based on provisions in the Agreement for changes in the price of the Company’s common stock or a decrease in the consolidated net book value of Peoples. Shareholders of Peoples also may receive an additional cash payment as specified in the Agreement if Peoples sells certain specified assets prior to the effective time of the merger, or the Company sells such assets within twenty-four months after the effective time of the merger.

Subject to the approval of the merger by the shareholders of both the Company and Peoples, receipt of regulatory approvals and satisfaction of other customary closing conditions, the parties anticipate completing the merger in the fourth quarter of 2015.